UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 11, 2016 (October 11, 2016)

Patheon N.V.
(Exact Name of Registrant as Specified in its Charter)

The Netherlands	2834	98-1153534
(State or Other Jurisdiction of Incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

Herengracht 483
1017BT, Amsterdam
The Netherlands
+31 (0)20 622 3243
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Eric Sherbet
General Counsel and Secretary
111 Speen St, Suite 550
Framingham, Massachusetts 01701
(508) 620-2510
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Certain Officers

On October 11, 2016, Patheon N.V. (the “Company”) issued a press release announcing that its Executive Vice President and Chief Financial officer, Mr. Stuart Grant, plans to retire in 2017. Mr. Grant will remain in his current role until a successor has been appointed and a transition has been completed. The text of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01                         Financial Statements and Exhibits.

(d)   Exhibits.  The following exhibits are being filed herewith:

No.	Description
99.1	Press Release dated October 11, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATHEON N.V.

By:	/s/ Eric Sherbet
Name:	Eric Sherbet
Title:	Secretary and General Counsel

Date: October 11, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 11, 2016.